UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  October 27, 2003


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of August 1, 2003 providing for the issuance of GSRPM Mortgage Pass-Through Certificates, Series 2003-2)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-10018-16               13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSRPM Mortgage Pass-Through Certificates, Series 2003-1 pursuant to the terms of the Trust and Servicing Agreement, dated as of August 1, 2003 among GS Mortgage Securities Corp., as depositor, GMAC Mortgage Corporation, Wells Fargo Home Mortgage Inc., Countrywide Home Loans Inc., as Servicers, and JPMorgan Chase Bank, as trustee.

     On October 27, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 27, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSRPM Mortgage Pass-Through Certificates, Series 2003-2
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                JPMORGAN CHASE BANK,


Date:  October 30, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                    Andreas Auer
                                    Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 27, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 27, 2003



                        GSRPM MORTGAGE LOAN TRUST 2003-2
                         STATEMENT TO CERTIFICATEHOLDERS
                                October 27, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                     Realized      Deferred      Principal
Class          Value       Balance          Principal          Interest       Total       Losses        Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1      72,641,000.00    69,763,082.68  2,567,211.68     112,861.16          2,680,072.84    0.00       0.00      67,195,871.00
M1       5,693,000.00     5,693,000.00          0.00      10,222.10             10,222.10    0.00       0.00       5,693,000.00
M2       5,465,000.00     5,465,000.00          0.00      14,913.38             14,913.38    0.00       0.00       5,465,000.00
B1       3,416,000.00     3,416,000.00          0.00      15,546.60             15,546.60    0.00       0.00       3,416,000.00
B2       1,367,000.00     1,367,000.00          0.00       6,525.15              6,525.15    0.00       0.00       1,367,000.00
B3       1,594,000.00     1,594,000.00          0.00       7,608.69              7,608.69    0.00       0.00       1,594,000.00
R                0.00             0.00          0.00           0.00                  0.00    0.00       0.00               0.00
TOTALS  90,176,000.00    87,298,082.68  2,567,211.68     167,677.08          2,734,888.76    0.00       0.00      84,730,871.00

X          911,118.00     1,401,147.83          0.00           0.00                  0.00    0.00       0.00       1,982,701.37
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1      36228FWH5       960.38163957    35.34108396      1.55368401   36.89476797      925.04055561        A1        1.820000 %
M1      36228FWJ1     1,000.00000000     0.00000000      1.79555595    1.79555595    1,000.00000000        M1        2.020000 %
M2      36228FWK8     1,000.00000000     0.00000000      2.72888930    2.72888930    1,000.00000000        M2        3.070000 %
B1      36228FWL6     1,000.00000000     0.00000000      4.55111241    4.55111241    1,000.00000000        B1        5.120000 %
B2      36228FWM4     1,000.00000000     0.00000000      4.77333577    4.77333577    1,000.00000000        B2        5.370000 %
B3      36228FWN2     1,000.00000000     0.00000000      4.77333124    4.77333124    1,000.00000000        B3        5.370000 %
TOTALS                  968.08555137    28.46890170     1.85944242    30.32834413      939.61664966

X       36228FWP7     1,537.83355175     0.00000000      0.00000000    0.00000000    2,176.11919642        X         0.000000 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

 Sec. 7.08(a)(i)           Aggregate Amount of Deposit in the Certificate Account                                2,738,641.09

Sec. 7.08(a)(ii)          Aggregate Distribution Amount
                          Total Offered Certificates
                                                Accrued Certificate Interest                                      167,677.08
                                                Interest Shortfall Carryforward Amount                                  0.00
                                                Principal Distribution Amount                                   2,567,211.68

                          Total Class A Certificates
                                                Accrued Certificate Interest                                      112,861.16
                                                Interest Shortfall Carryforward Amount                                  0.00
                                                Basis Risk Carry Forward Amount                                         0.00
                                                Principal Distribution Amount                                   2,567,211.68

                          Total Class M Certificates
                                                Accrued Certificate Interest                                       25,135.48
                                                Interest Shortfall Carryforward Amount                                  0.00
                                                Basis Risk Carry Forward Amount                                         0.00
                                                Principal Distribution Amount                                           0.00

                          Total Class B Certificates
                                                Accrued Certificate Interest                                       29,680.44
                                                Interest Shortfall Carryforward Amount                                  0.00
                                                Basis Risk Carry Forward Amount                                         0.00
                                                Principal Distribution Amount                                           0.00

Sec. 7.08(a)(iii)         LIBOR                                                                                    1.12000 %

Sec. 7.08(a)(iv)          Fees
                                                Trustee Fee                                                           369.58
                                                Retained Interest                                                   3,752.33
                                                Servicer Fee                                                       33,205.68

Sec. 7.08(a)(vi)          Realized Losses For Current Period                                                            0.00
                          Amount of Cumulative Realized Losses                                                          0.00
                          Amount of Applied Realized Losses                                                             0.00

Sec. 7.08(a)(vii)         Overcollateralization
                                                Specified OC                                                    4,554,355.90
                                                OC Amount                                                       1,982,701.38

Sec. 7.08(a)(ix)          Mortgage Loan Principal Payments                                                      1,985,658.13
                                                Scheduled Principal Payments                                      121,097.55
                                                Principal Prepayments                                           1,864,560.85
                                                Curtailment Adjustment                                                 -0.27
                                                Loan Purchase Price                                                     0.00
                                                Recoveries of Principal                                                 0.00
                                                Realized Loss                                                           0.00
                                                Realized Gain                                                           0.00
                                                Non-recovery Advance                                                    0.00

Sec. 7.08(a)(xii)         Aggregate Pooling Balance as of the first day of the related Collection Period       88,699,230.51
                          Aggregate Pooling Balance as of the last day of the related Collection Period        86,713,572.38

Sec. 7.08(a)(xiv)         Weighted average interest rate of the Mortgage Loans                                     9.04764 %

Sec. 7.08(a)(xv)          Weighted average remaining term of the Mortgage Loans                                          291
Sec. 7.08(a)(xvi)         Delinquent Loans that were 60 days or more delinquent for preceding 3 months
                                                Number of loans (preceding 1 month)                                      560
                                                Principal Balance of loans (preceding 1 month)                 47,052,465.15

                                                Number of loans (preceding 2 month)                                        0
                                                Principal Balance of loans (preceding 2 month)                          0.00

                                                Number of loans (preceding 3 months)                                       0
                                                Principal Balance of loans (preceding 3 months)                         0.00

Sec. 7.08(a)(xviii)       Principal Balance of the largest Mortgage Loan outstanding                              647,784.60

Sec. 7.08(a)(xix)         Number, Balance, and Percentage of Delinquent Loans
                                                Number of Loans are 30-59 days delinquent                                 29
                                                Balance of Loans are 30-59 days delinquent                      2,639,100.65
                                                Percentage of Loans are 30-59 days delinquent                         3.04 %

                                                Number of Loans are 60-89 days delinquent                                 20
                                                Balance of Loans are 60-89 days delinquent                      1,607,891.19
                                                Percentage of Loans are 60-89 days delinquent                         1.85 %

                                                Number of Loans are 90-119 days delinquent                                21
                                                Balance of Loans are 90-119 days delinquent                     1,371,236.35
                                                Percentage of Loans are 90-119 days delinquent                        1.58 %

                                                Number of Loans are 120-149 days delinquent                               12
                                                Balance of Loans are 120-149 days delinquent                    1,397,322.67
                                                Percentage of Loans are 120-149 days delinquent                       1.61 %

                                                Number of Loans are 150-179 days delinquent                               10
                                                Balance of Loans are 150-179 days delinquent                      870,887.13
                                                Percentage of Loans are 150-179 days delinquent                       1.00 %

                                                Number of Loans are 180 or more days delinquent                           45
                                                Balance of Loans are 180 or more days delinquent                4,179,297.74
                                                Percentage of Loans are 180 or more days delinquent                   4.82 %

Sec. 7.08(a)(xx)          Mortgage loans in Foreclosure
                                                Number of loans                                                          183
                                                Principal Balance of loans                                     17,371,162.84

Sec. 7.08(a)(xxi)         Mortgage loans in bankruptcy proceedings
                                                Number of loans                                                          365
                                                Principal Balance of loans                                     28,892,513.66

                                                Number of Loans are 0-29 days delinquent                                   8
                                                Balance of Loans are 0-29 days delinquent                         486,739.65

                                                Number of Loans are 30-59 days delinquent                                 10
                                                Balance of Loans are 30-59 days delinquent                        568,976.94

                                                Number of Loans are 60-89 days delinquent                                 24
                                                Balance of Loans are 60-89 days delinquent                      1,992,049.92

                                                Number of Loans are 90-119 days delinquent                                37
                                                Balance of Loans are 90-119 days delinquent                     2,832,116.75

                                                Number of Loans are 120-149 days delinquent                               30
                                                Balance of Loans are 120-149 days delinquent                    2,454,449.53

                                                Number of Loans are 150-179 days delinquent                               38
                                                Balance of Loans are 150-179 days delinquent                    2,969,454.56

                                                Number of Loans are 180 or more days delinquent                          218
                                                Balance of Loans are 180 or more days delinquent               17,588,726.31

Sec. 7.08(a)(xxii)        Number and Balance of loans in foreclosure proceedings
                                                Number of Loans are 0-29 days delinquent                                  10
                                                Balance of Loans are 0-29 days delinquent                         584,905.49

                                                Number of Loans are 30-59 days delinquent                                 11
                                                Balance of Loans are 30-59 days delinquent                        816,939.42

                                                Number of Loans are 60-89 days delinquent                                 23
                                                Balance of Loans are 60-89 days delinquent                      2,431,190.18

                                                Number of Loans are 90-119 days delinquent                                14
                                                Balance of Loans are 90-119 days delinquent                     1,529,411.02

                                                Number of Loans are 120-149 days delinquent                               19
                                                Balance of Loans are 120-149 days delinquent                    1,653,282.67

                                                Number of Loans are 150-179 days delinquent                               19
                                                Balance of Loans are 150-179 days delinquent                    1,563,173.69

                                                Number of Loans are 180 or more days delinquent                           87
                                                Balance of Loans are 180 or more days delinquent                8,792,260.37

Sec. 7.08(a)(xxiii)       Number and Balance of REO loans
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           2               97,578.20                  0.11

Sec. 7.08(a)(xxiv)        Book Value of Mortgage loans acquired through foreclosure or grant of a deed                  0.00

Sec. 7.08(a)(xxv)         Number of Mortgage loans                                                                     1,021

Sec. 7.08(a)(xxvi)        Aggregate amount from
                                                a. Curtailments                                                  -444,859.69
                                                b. Voluntary Payoffs                                            2,309,420.27
                                                c. Involuntary Payoffs                                                  0.00
                                                d. Mortgage Loans purchased from the Trust                              0.00

Sec. 7.08(a)(xxvii)       Mortgage loans subject to loss mitigation*
                                                Number of loans                                                            0
                                                Principal Balance of loans                                              0.00

Sec. 7.08(a)(xxiii)       Mortgage loans under contested because of Section 32 of the Truth in Lending Act*
                                                Number of loans                                                            0
                                                Principal Balance of loans                                              0.00

Sec. 7.08(a)(xxix)        Amount of current Realized Losses*
                                                a. REO Property sold                                                    0.00
                                                b. short sale                                                           0.00
                                                c. deed in lieu                                                         0.00
                                                d. no equity second mortgages                                           0.00
                                                e. other                                                                0.00

Sec. 7.08(a)(xxxi)        Number and Pool Balance in Chapter 13 of the US Bankruptcy Code*
                                                a.Number of Loans Currently meeting payment plan                        0.00
                                                a.Balance of Loans Currently meeting payment plan                       0.00

                                                b.Number of Loans 1 to 2 payments behind payment plan                   0.00
                                                b.Balance of Loans 1 to 2 payments behind payment plan                  0.00

                                                c.Number of Loans 2 to 3 payments behind payment plan                   0.00
                                                c.Balance of Loans 2 to 3 payments behind payment plan                    0.00

                                                d.Number of Loans greater than 3 payments behind payment plan             0.00
                                                d.Balance of Loans greater than 3 payments behind payment plan            0.00

                                                e.Number of Loans greater than 4 payments behind payment plan             0.00
                                                e.Balance of Loans greater than 4 payments behind payment plan            0.00

                                                f.Number of Loans greater than 5 payments behind payment plan             0.00
                                                f.Balance of Loans greater than 5 payments behind payment plan            0.00

                          Number and Pool Balance of Loans in Forbearance*
                                                a.Number of Loans Currently meeting payment plan                          0.00
                                                a.Balance of Loans Currently meeting payment plan                         0.00

                                                b.Number of Loans 1 to 2 payments behind payment plan                     0.00
                                                b.Balance of Loans 1 to 2 payments behind payment plan                    0.00

                                                c.Number of Loans 2 to 3 payments behind payment plan                     0.00
                                                c.Balance of Loans 2 to 3 payments behind payment plan                    0.00

                                                d.Number of Loans greater than 3 payments behind payment plan             0.00
                                                d.Balance of Loans greater than 3 payments behind payment plan            0.00

                                                e.Number of Loans greater than 4 payments behind payment plan             0.00
                                                e.Balance of Loans greater than 4 payments behind payment plan            0.00

                                                f.Number of Loans greater than 5 payments behind payment plan             0.00
                                                f.Balance of Loans greater than 5 payments behind payment plan            0.00

Sec. 7.08(a)(xxxi)        Stepdown Date                                                                            Not in effect

Sec. 7.08(a)(xxxii)       Mortgage Loans purchased due to Defaulted or Defect in Documentation*
                                                Number of loans                                                             0
                                                Principal Balance of loans                                               0.00


                                  Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.